UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 11, 2022

TEL-INSTRUMENT ELECTRONICS CORP.

(Exact name of registrant as specified in its charter)

New Jersey	001-31990	22-1441806
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Branca Road

East Rutherford, New Jersey 07073

(Address of principal executive offices)

(201) 933-1600

(Telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

On February 11, 2022, the Company announced its financial results for the quarter ended December 31, 2021. The information furnished under this Item 2.02 and in the accompanying Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing.

A copy of the Company’s press release is attached hereto as Exhibit 99.1.

Item 5.07	Submission of Matters to a Vote of Security Holders

On February 14, 2022, Tel-Instrument Electronics Corp (the “Company”) held an Annual Meeting of Stockholders (the “Annual Meeting”) for the purposes of (i) electing Steven A. Fletcher, George J. Leon, Jeffrey C. O’Hara, Robert A. Rice and Robert H. Walker as directors of the Company for one year terms and (ii) ratifying the appointment of Friedman, LLP as the Company’s Independent Registered Public Accounting firm for the fiscal year ended March 31, 2022.

As of the close of business on January 3, 2022, the record date for the Annual Meeting 4,884,638 common shares of the Company were outstanding and entitled to vote. At the Annual Meeting 3,040,012, or approximately 62%, of the outstanding common shares entitled to vote were represented in person or by proxy.

The results of the voting at the Annual Meeting are as follows:

1. The Director Elections

Director	For	Against	Broker Non-Votes	Percentage Voted For
Steven A Fletcher	2,115,218	54,368	870,426	69.6%
George J. Leon	2,115,218	54,368	870,426	69.6%
Jeffrey C. O’Hara	2,115,218	54,368	870,426	69.6%
Robert A. Rice	2,115,218	54,368	870,426	69.6%
Robert H. Walker	2,115,168	54,418	870,426	69.6%

According to the results above, the majority of stockholders present at the meeting, whether in person or by proxy, voted FOR the election of each director listed above for a one year term.

2. Auditor Ratification

Auditor	For	Against	Broker Non-Votes	Percentage Voted For
Friedman, LLP	3,039,170	742	100	78.2%

According to the results above, the majority of the stockholders present at the meeting, whether in person or by proxy, voted FOR the ratification of Friedman, LLP as the Company’s Independent Registered Public Accounting firm for the fiscal year ended March 31, 2022.

3. Non-binding Advisory Vote on Executive Compensation

For	Against	Abstain	Broker Non-Votes	Percentage Voted For
2,040,632	127,554	1,400	870,426	67.1%

According to the results above, the majority of stockholders present at the meeting, whether in person or by proxy, voted FOR the executive compensation paid to the named executive officers for the fiscal year ended March 31, 2022.

4. Non-binding Advisory Vote on Frequency of Executive Compensation Votes

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
1,595,876	127,556	379,073	70,081	870,426

According to the results above, the majority of stockholders present at the meeting, whether in person or by proxy, voted for a non-binding advisory vote frequency of ONE YEAR for the Company’s executive compensation.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1*	Press Release, dated February 11, 2022.
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

*Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TEL-INSTRUMENT ELECTRONICS CORP.

Date: February 15, 2022	By:	/s/ Pauline Romeo
Name: Pauline Romeo
Title: Principal Accounting Officer

Item 9.01.

TEL-INSTRUMENT ELECTRONICS CORP.

CONDENSED CONSOLIDATED BALANCE SHEETS

	December 31, 2021	March 31, 2021
	(unaudited)
ASSETS

Current assets:
Cash	$5,288,810	$3,485,275
Accounts receivable, net	1,385,384	1,933,321
Inventories, net	2,748,275	3,437,989
Restricted cash to support appeal bond	2,011,050	2,011,050
Prepaid expenses and other current assets	286,507	263,067
Total current assets	11,720,026	11,130,702

Equipment and leasehold improvements, net	127,322	200,769
Operating lease right-of-use assets	1,768,343	1,922,805
Deferred tax asset, net	2,396,594	2,675,040
Other long-term assets	35,108	35,110
Total assets	$16,047,393	$15,964,426

LIABILITIES & STOCKHOLDERS’ EQUITY

Current liabilities:
Operating lease liabilities – current portion	$192,487	$201,883
Accounts payable	438,569	906,149
Deferred revenues - current portion	123,615	150,709
Accrued expenses ‐vacation pay, payroll and payroll withholdings	376,073	457,232
Accrued legal damages	6,045,924	5,889,023
Accrued expenses - other	220,115	365,975
Total current liabilities	7,396,783	7,970,971

Operating lease liabilities – long-term	1,575,856	1,720,921
Long term debt - PPP	-	722,577
Deferred revenues – long-term	307,578	332,428

Total liabilities	9,280,217	10,746,897

Commitments and contingencies

Stockholders’ equity:
Preferred stock, 1,000,000 shares authorized, par value $0.10 per share
Preferred stock, 500,000 shares 8% Cumulative Series A Convertible Preferred issued and outstanding, par value $0.10 per share	3,695,998	3,695,998
Preferred stock, 166,667 shares 8% Cumulative Series B Convertible Preferred issued and outstanding, par value $0.10 per share	1,147,367	1,147,367
Common stock, 7,000,000 shares authorized, par value $0.10 per share, 3,255,887 shares issued and outstanding, respectively	325,586	325,586
Additional paid-in capital	7,098,468	7,318,620
Accumulated deficit	(5,500,243)	(7,270,042)
Total stockholders’ equity	6,767,176	5,217,529
Total liabilities and stockholders’ equity	$16,047,393	$15,964,426

TEL-INSTRUMENT ELECTRONICS CORP.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited)

	Three Months Ended		Nine Months Ended
	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020

Net sales	$3,171,532	$2,672,742	$10,914,787	$8,948,575
Cost of sales	1,763,739	1,661,653	5,824,341	5,066,052

Gross margin	1,407,793	1,011,089	5,090,446	3,882,523

Operating expenses:
Selling, general and administrative	523,966	740,696	1,674,618	1,866,756
Litigation expenses	17,145	1,998	21,545	10,208
Engineering, research, and development	574,118	492,432	1,950,545	1,678,940
Total operating expenses	1,115,229	1,235,126	3,646,708	3,555,904

Income (loss) from operations	292,564	(224,037)	1,443,738	326,619

Other (expense) income:
Interest income	996	1,591	2,977	6,316
Other income	-	758	35,854	14,612
Gain on forgiveness of PPP loan	-	722,577	722,577	722,577
Interest expense – judgement	(52,490)	(52,490)	(156,901)	(180,124)
Interest expense	-	(8,030)	-	(27,190)
Total other net (expense) income	(51,494)	664,406	604,507	536,191

Income before income taxes	241,070	440,369	2,048,245	862,810

Income tax (benefit) expense	46,448	(59,264)	278,446	29,449

Net income	194,622	499,633	1,769,799	833,361

Preferred dividends	(80,000)	(80,000)	(240,000)	(240,000)

Net income attributable to common shareholders	$114,622	$419,633	$1,529,799	$593,361

Basic income per common share	$0.04	$0.13	$0.47	$0.18
Diluted income per common share	$0.04	$0.10	$0.35	$0.16

Weighted average shares outstanding:
Basic	3,255,887	3,255,887	3,255,887	3,255,887
Diluted	5,095,665	5,095,665	5,095,665	5,065,665